SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 AND 15 (D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 13, 2002

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX TO CURRENT REGISTRATION FORM 8-K
DATED AUGUST 13, 2002
EX-99.1: STATEMENT OF PRINCIPAL EXECUTIVE OFFICER
EX-99.2: STATEMENT OF PRINCIPAL FINANCIAL OFFICER
EX-99.3: CERTIFICATION OF CHIEF EXECUTIVE OFFICER
EX-99.4: CERTIFICATION OF CHIEF FINANCIAL OFFICER
EX-99.5: PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits	The following exhibits are being filed herewith:

	(99.1)	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 13, 2002.

	(99.2)	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 13, 2002.

	(99.3)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

	(99.4)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

	(99.5)	Press release issued by Registrant on August 13, 2002 relating to the statements under oath and certifications filed as Exhibits 99.1 through 99.4 herein.

Item 9. Regulation FD Disclosure.

         On August 13, 2002, Dean R. O’Hare and Weston M. Hicks, the principal executive officer and principal financial officer of The Chubb Corporation (the “Registrant”), respectively each filed with the Securities and Exchange Commission a written statement under oath regarding the facts and circumstances relating to filings of the Registrant under the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Exchange Act. The Registrant is filing copies of such statements as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

         On August 13, 2002, Dean R. O’Hare and Weston M. Hicks also submitted written certifications to the information contained in the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Registrant is filing copies of such certifications as Exhibits 99.3 and 99.4 hereto, which are incorporated by reference herein.

         On August 13, 2002, the Registrant issued a press release relating to the statements under oath and the certifications referred to above, the expensing of stock options beginning 2003 and the repurchase of common stock since July 29, 2002, and is filing a copy of this press release as Exhibit 99.5 hereto, which is incorporated by reference herein.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober Name: Joanne L. Bober Title: Senior Vice President and General Counsel

August 13, 2002

EXHIBIT INDEX TO CURRENT REGISTRATION FORM 8-K
DATED AUGUST 13, 2002

Exhibit Number

(99.1)	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 13, 2002.

(99.2)	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 13, 2002

(99.3)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.4)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.5)	Press release issued by Registrant on August 13, 2002 relating to the statements under oath and certifications filed as Exhibits 99.1 through 99.4 herein, the expensing of stock options beginning 2003 and the repurchase of common stock since July 29, 2002.